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                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-3 of Canmax Inc. of our report dated November 8, 1996 relating to the financial statements of Auto-Gas Systems, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Fort Worth, Texas
August 12, 1997








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